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               AmeriCredit Automobile Receivables Trust 1996-B
             6.50% Automobile Receivables - Backed Certificates
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning: 05/01/97
Monthly Period Ending: 05/31/97

I. MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

   A.   Beginning of period Principal Balance                                               $82,607,753
                                                                                            -----------
   B.   Monthly Principal Amounts

        (1)  Collections on Receivables outstanding
              at end of period                                                 2,615,358
                                                                              ----------
        (2)  Collections on Receivables paid off
              during period                                                    1,242,581
                                                                              ----------
        (3)  Receivables becoming Liquidated Receivables
              during period                                                    1,009,630
                                                                              ----------
        (4)  Receivables becoming Purchased Receivables
              during period
                                                                              ----------
        (5)  Cram Down Losses occurring during period
                                                                              ----------
        (6)  Other Receivables adjustments                                         2,751
                                                                              ----------
        (7)  Less amounts allocable to Interest                               (1,263,237)
                                                                              ----------

        Total Monthly Principal Amounts                                                       3,607,083
                                                                                            -----------

   C.   End of period Principal Balance                                                     $79,000,670
                                                                                            -----------

   D.   Pool Factor                                                                           62.687148%
                                                                                            -----------

II. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                                               CLASS A          CLASS B        TOTAL
                                                              -----------     ----------    -----------
   A.   Beginning of period Certificate Balance               $75,999,133     $6,794,081    $82,793,214
                                                              -----------     ----------    -----------

   B.   Certificateholders' Principal Distributable Amount      3,318,516        288,567      3,607,083
        (92% of I.B. for Class A and 8% of
         I.B. for Class B)

   C.   Change in Class B Principal Carryover Shortfall                 0        108,980        108,980
                                                              -----------------------------------------

   D.   End of period Certificate Balance                     $72,680,617     $6,396,534    $79,077,151
                                                              -----------------------------------------

   E.   Certificate Factor                                      62.687148%     63.445743%     62.747836%
                                                              -----------------------------------------
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
III. RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                        $3,857,939
                                                                      ----------
          (2)  Liquidation Proceeds collected
                 during period                                           485,487
                                                                      ----------
          (3)  Purchase Amounts deposited in Collection Account
                                                                      ----------
          (4)  Investment income                                          15,775
                                                                      ----------
          (5)  Collection of Supplemental Servicing Fees                  57,949
                                                                      ----------

          Total Available Funds                                                     4,417,150
                                                                                   ----------

     B.  Distributions:

         (1)  Basic Servicing Fee and Supplemental Servicing Fees        227,295
                                                                      ----------
         (2)  Agent fees                                                   4,130
                                                                      ----------
         (3)  Class A Interest Distributable Amount                      411,662
                                                                      ----------
         (4)  Class A Principal Distributable Amount                   3,318,516
                                                                      ----------
         (5)  Security Insurer Premiums                                   21,199
                                                                      ----------
         (6)  Class B Coupon Interest Amount                              36,801
                                                                      ----------
         (7)  Class B Principal Distributable Amount                     288,567
                                                                      ----------
         (8)  Class B Excess Interest Amount                                   0
                                                                      ----------
         (9)  Change in Class B Principal Carryover Shortfall            108,980
                                                                      ----------

         Total distributions                                                        4,417,150
                                                                                   ----------

     C.  Deficiency Claim Amount                                                           $0
                                                                                   ----------

IV.  RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

     A.  Beginning of Period Class B Principal Carryover Shortfall                   $185,461
                                                                                   ----------

     B.  Current Month Change                                                        (108,980)
                                                                                   ----------

     C.  End of Period Class B Principal Carryover Shortfall                          $76,481
                                                                                   ----------

V.   RECONCILIATION OF SPREAD ACCOUNT:

     A.  Beginning of period Spread Account balance                                $4,956,465
                                                                                   ----------

     B.  Additions to Spread Account

         (1) Distributions to Class B Certificateholders
               (Total of III.B. (6), (7), (8) and (9))                   434,348
                                                                      ----------
         (2) Investment income                                            23,344
                                                                      ----------

         Total Additions                                                              457,692
                                                                                   ----------

     C.  Spread Account balance prior to withdrawals                                5,414,157
                                                                                   ----------
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
    D.  Requisite Amount of Spread Account

        (1)  6% of end of period Principal Balance                     4,740,040
                                                                     -----------
        (2)  $100,000                                                    100,000
                                                                     -----------
        (3)  2.5% of Cut-off Date Principal Balance                    3,150,593
                                                                     -----------
        (4)  End of period Class A Certificate Balance                72,680,617
                                                                     -----------
        (5)  Lesser of (3) or (4)                                      3,150,593
                                                                     -----------
        (6)  Greater of (2) or (5)                                     3,150,593
                                                                     -----------
        (7)  12% of end of period Principal Balance if Trigger Date            0
                                                                     -----------

        Requisite Amount of Spread Account (greater
          of (1) or (6) or (7) if applicable)                                        4,740,040
                                                                                    ----------

    E.  Withdrawals from Spread Account

        (1)  Priority First - Deficiency Claim Amount
                                                                     -----------
        (2)  Priority Second through Sixth
                                                                     -----------
        (3)  Priority Seventh (C. minus D.)                              674,117
                                                                     -----------

        Total withdrawals                                                              674,117
                                                                                    ----------

    F.  End of period Spread Account balance                                        $4,740,040
                                                                                    ----------

VI. PERFORMANCE TESTS:

    A.  Delinquency Ratio

        (1)  Receivables with Scheduled Payment
               delinquent more than 30 days
               at end of period                                      $10,866,475
                                                                     -----------
        (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30
               days at end of period
                                                                     -----------
        (3)  Beginning of period Principal Balance                    82,607,753
                                                                     -----------
        (4)  Delinquency Ratio (1)+(2) divided by (3)                                    13.15%
                                                                                    ----------
        (5)  Previous Monthly Period Delinquency Ratio                                   11.55%
                                                                                    ----------
        (6)  Second previous Monthly Period Delinquency Ratio                            11.29%
                                                                                    ----------
        (7)  Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                              12.00%
                                                                                    ----------
        (8)  Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 14%)                             yes
                                                                                    ----------

    B.  Default Ratio

        (1)  Receivables becoming Defaulted Receivables
               during period                                          $1,189,739
                                                                     -----------
        (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30
               days at end of period
                                                                     -----------
        (3)  Beginning of period Principal Balance                    82,607,753
                                                                     -----------
        (4)  Default Ratio (1)+(2) x 12 divided by (3)                                   17.28%
                                                                                    ----------
        (5)  Previous Monthly Period Default Ratio                                       11.51%
                                                                                    ----------
        (6)  Second previous Monthly Period Default Ratio                                13.18%
                                                                                    ----------
        (7)  Average Default Ratio (4)+(5)+(6)
               divided by 3                                                              13.99%
                                                                                    ----------
        (8)  Compliance (Default Test Failure is a
               Default Ratio equal to or greater than 21%)                                 yes
                                                                                    ----------

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
     C.  Net Loss Ratio

          (1) Receivables becoming Liquidated Receivables
                during period                                              $1,009,630
                                                                          -----------
          (2) Purchased Receivables with Scheduled Payment
                delinquent more than 30 days at end of period
                                                                          -----------
          (3) Cram Down Losses occurring during period
                                                                          -----------
          (4) Liquidation Proceeds collected during period                   (485,487)
                                                                          -----------
          (5) Beginning of period Principal Balance                        82,607,753
                                                                          -----------
          (6) Net Loss Ratio (1)+(2)+(3)-(4) x 12
                divided by (5)                                                                  7.61%
                                                                                          ----------
          (7) Previous Monthly Period Net Loss Ratio                                            9.07%
                                                                                          ----------
          (8) Second previous Monthly Period Net Loss Ratio                                     7.54%
                                                                                          ----------
          (9) Average Net Loss Ratio (6)+(7)+(8) divided by 3                                   8.07%
                                                                                          ----------
         (10) Compliance (Net Loss Test Failure is a
                Net Loss Ratio equal to or greater than 12%)                                     yes
                                                                                          ----------
VII. DELINQUENCY:

     A.  Receivables with Scheduled Payment delinquent

         (1)  31-60 days                                                #         912     $8,179,015
                                                                          -----------    -----------
         (2)  61-90 days                                                          203      1,733,302
                                                                          -----------    -----------
         (3)  over 90 days                                                         97        954,158
                                                                          -----------    -----------

         Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                   1,212    $10,866,475
                                                                          -----------    -----------

VIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.  Beginning of period number of Receivables                                             9,371
                                                                                         -----------

     B.  Number of Receivables becoming Liquidated Receivables
           during period                                                                         157
                                                                                         -----------
     C.  Number of Receivables becoming Purchased Receivables
           during period
                                                                                         -----------
     D.  Number of Receivables paid off during period                                            167
                                                                                         -----------

     E.  End of period number of Receivables                                                   9,047
                                                                                         -----------

IX.  STATISTICAL DATA:

     A.  Weighted Average APR of the Receivables                                               20.25%
                                                                                         -----------

     B.  Weighted Average Remaining Term of the Receivables                                    37.11
                                                                                         -----------

     C.  Average Receivable Balance                                                           $8,732
                                                                                         -----------






AmeriCredit Financial Services, Inc.


By:
      ---------------------------
Name:  Daniel E. Berce
Title: Executive Vice-President
       Chief Financial Officer &
       Treasurer
Date:  June 4, 1997

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